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                                                                     EXHIBIT 77O

                                                                    Sub-Item 77O

                  MORGAN STANLEY MUNICIPAL PREMIUM INCOME TRUST
                          ITEM 77(O) 10F-3 TRANSACTIONS
                         DECEMBER 1, 2009 - MAY 31, 2010

                                                                     AMOUNT OF     % OF
                                         OFFERING         TOTAL        SHARES    OFFERING  % OF FUNDS
   SECURITY       PURCHASE/   SIZE OF    PRICE OF       AMOUNT OF    PURCHASED  PURCHASED     TOTAL                      PURCHASED
   PURCHASED     TRADE DATE  OFFERING     SHARES        OFFERING      BY FUND    BY FUND     ASSETS         BROKERS         FROM
   ---------     ----------  --------  ------------  --------------  ---------  ---------  ----------  ----------------  ---------
  Puerto Rico     01/28/10      --       $96.909     $1,823,757,271  1,225,000    0.07%       0.59%       Citi, BofA     Citigroup
   Sales Tax                                                                                            Merrill Lynch,
   Financing                                                                                               Barclays
  Corporation                                                                                              Capital,
                                                                                                       Goldman, Sachs &
                                                                                                       co. J.P. Morgan,
                                                                                                        Morgan Stanley,
                                                                                                          RBC Capital
                                                                                                         Markets, UBS
                                                                                                           Financial
                                                                                                           Services
                                                                                                        Incorporated of
                                                                                                         Puerto Rico,
                                                                                                          Wells Fargo
                                                                                                          Securities,
                                                                                                          BBVAPR MSD,
                                                                                                       FirstBank Puerto
                                                                                                       Rico Securities,
                                                                                                            Popular
                                                                                                          Securities,
                                                                                                           Santander
                                                                                                          Securities,
                                                                                                        Scotia Capital

  Puerto Rico     03/26/10      --       $97.768     $822,210,000     600,000     0.07%       0.29%      J.P. Morgan,    JP Morgan
Electric Power                                                                                           Citi, Morgan
   Authority                                                                                               Stanley,
  5.250% due                                                                                               Barclays
   7/1/2040                                                                                              Capital, BofA
                                                                                                        Merrill Lynch,
                                                                                                        Goldman Sachs &
                                                                                                        Co., Ramirez &
                                                                                                           Co. Inc.,
                                                                                                        Raymond James,
                                                                                                          RBC Capital
                                                                                                         Markets, UBS
                                                                                                           Financial
                                                                                                           Services
                                                                                                        Incorporated of
                                                                                                         Puerto Rico,
                                                                                                          Wells Fargo
                                                                                                          Securities,
                                                                                                          BBVAPR MSD,
                                                                                                       FisrtBank Puerto
                                                                                                       Rico Securities,
                                                                                                           Oriental
                                                                                                           Financial
                                                                                                           Services,
                                                                                                            Popular
                                                                                                          Securities,
                                                                                                           Santander
                                                                                                          Securities

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
  Puerto Rico     05/20/10      --     $103,968,768  $316,920,000    1,000,000    0.32%       0.48%      J.P. Morgan,    JP Morgan
Electric Power                                                                                           Citi, Morgan
   Authority                                                                                               Stanley,
  5.250% due                                                                                               Barclays
   7/1/2040                                                                                              Capital, BofA
                                                                                                        Merrill Lynch,
                                                                                                        Goldman Sachs &
                                                                                                        Co., Ramirez &
                                                                                                           Co. Inc.,
                                                                                                        Raymond James,
                                                                                                          RBC Capital
                                                                                                         Markets, UBS
                                                                                                           Financial
                                                                                                           Services
                                                                                                        Incorporated of
                                                                                                         Puerto Rico,
                                                                                                          Wells Fargo
                                                                                                          Securities,
                                                                                                          BBVAPR MSD,
                                                                                                       FisrtBank Puerto
                                                                                                       Rico Securities,
                                                                                                           Oriental
                                                                                                           Financial
                                                                                                           Services,
                                                                                                            Popular
                                                                                                          Securities,
                                                                                                           Santander
                                                                                                          Securities

    City of       05/26/10      --     $403,845,000  $403,845,000    1,100,000    0.27%       0.52%      J.P. Morgan,    JP Morgan
  Farmington,                                                                                            BofA Merrill
  New Mexico                                                                                             Lynch, Citi,
   Pollution                                                                                            Morgan Stanley,
Control Revenue                                                                                           Wells Fargo
                                                                                                          Securities,
                                                                                                        KeyBanc Capital
                                                                                                           Markets,
                                                                                                           SunTrust
                                                                                                           Robinson
                                                                                                           Humphrey,
                                                                                                           Southwest
                                                                                                          Securities
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